TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                  1
      MESSAGE FROM THE PRESIDENT                            2
      INVESTMENT REVIEW                                     4
      MESSAGE FROM THE MANAGER                              5
      FINANCIAL INFORMATION
         Distributions to Shareholders                      9
         Independent Auditors' Report                      10
         Portfolio of Investments                          11
         Notes to Portfolio of Investments                 12
         Statement of Assets and Liabilities               13
         Statement of Operations                           14
         Statements of Changes in Net Assets               15
         Notes to Financial Statements                     16









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GNMA TRUST FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE. (COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.







USAA FAMILY OF FUNDS SUMMARY

         FUND                                             MINIMUM
       TYPE/NAME                     VOLATILITY          INVESTMENT
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high                3,000
 First Start Growth(Registered
   Trademark)                      Moderate to high         3,000
 Gold                              Very high                3,000
 Growth                            Moderate to high         3,000
 Growth & Income                   Moderate                 3,000
 International                     Moderate to high         3,000
 S&P 500(Registered Trademark)
  Index                            Moderate                 3,000
 Science & Technology              Very high                3,000
 Small Cap Stock                   Very high                3,000
 World Growth                      Moderate to high         3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                 3,000
 Growth and Tax
  Strategy                         Moderate                 3,000
 Growth Strategy                   Moderate to high         3,000
 Income Strategy                   Low to moderate          3,000

 INCOME - TAXABLE
===============================================================================
 GNMA(Registered Trademark)        Low to moderate         $3,000
 High-Yield Opportunities          High                     3,000
 Income                            Moderate                 3,000
 Income Stock                      Moderate                 3,000
 Intermediate-Term Bond            Low to moderate          3,000
 Short-Term Bond                   Low                      3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate          3,000
 Short-Term                        Low                      3,000
 State Bond Income                 Moderate                 3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                 3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                       Very low                 3,000
 State Money Market                Very low                 3,000
-------------------------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAs IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAs ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


--------------------------------------------------------------------------------
THE FIRST FIVE MONTHS OF 2000 WERE AS FASCINATING AND CHALLENGING A PERIOD AS INVESTORS HAVE SEEN IN A LONG TIME. IT WAS FRAMED BY TWO EVENTS THAT WERE STUNNINGLY OPPOSITE TO ONE ANOTHER.
--------------------------------------------------------------------------------

The more notable of the two was the precipitous drop of the NASDAQ Index. This market gauge is dominated by the tech stocks which created the stupendous returns of 1999. Many mutual funds could boast triple-digit returns for 12-month periods, and the valuation of tech stocks in general reached undreamt-of levels. More traditional investors struggled with the triple-digit price/earnings ratios of the techs, and the retort was that this was the new economy. Then, about three months into 2000, the trend cracked. The NASDAQ began falling, and it fell hard. There were numerous drops of 5% or more in a day, very severe for an entire index.

The second event was at the opposite end of the investment spectrum. Most people were highly aware that the Federal Reserve (the Fed) was getting serious about inflation and was raising interest rates. Therefore, bonds were a bad investment? Wrong!

The Fed indeed raised short-term rates more than once. But something else was happening. The federal government continued to run a budget surplus, and that surplus has begun to be applied to the national debt. The Treasury began to retire its 30-year bond. The effect was that by early June the six-month Treasury bill yielded over 6.30%, but the 30-year bond, which had long been the benchmark for the entire bond market, had a yield of 5.91%. Not only could you get a higher rate of interest investing for 180 days instead of 30 years, but if you happened to already own the 30-year bond, you received the benefit of a run-up in its price.

In May THE WALL STREET JOURNAL reported that one of the world's foremost hedge funds had suspected that tech stocks would drop, but missed the opportunity to get out ahead of the event.

And there was no forewarning of what happened in the bond market. Once again, at a pair of major market turns most investors were surprised. And that is why we continue to believe that a well-allocated portfolio, set up before the fact, is an excellent way to approach investing.



Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.









INVESTMENT REVIEW



USAA GNMA TRUST

OBJECTIVE: High level of current income consistent with preservation of principal.

TYPES OF INVESTMENTS: Invests principally in securities backed by the full faith and credit of the U.S. government; mostly GNMA pass-through certificates, which represent ownership in a pool of mortgage loans or a single mortgage loan.

--------------------------------------------------------------------------------
                                            5/31/00              5/31/99
--------------------------------------------------------------------------------
  Net Assets                            $414.4 Million       $500.5 Million
  Net Asset Value Per Share                 $9.37                $10.00
--------------------------------------------------------------------------------
Average Annual Total Returns and 30-Day SEC Yield* as of 5/31/00
--------------------------------------------------------------------------------
     1 YEAR      5 YEARS      SINCE INCEPTION ON 2/1/91    30-DAY SEC YIELD
      0.21%       5.29%                 6.60%                    7.05%
--------------------------------------------------------------------------------
* CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                  CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA GNMA Trust, the Lehman Brothers Inc. GNMA 30-Year Index, and the Lipper GNMA Funds Average for the period of 2/01/91 through 5/31/00. The data points from the graph are as follows:

               USAA GNMA            Lehman             Lipper
                 Trust              Index              Average
              -------------         -------            -------

02/01/91       $10,000              $10,000           $10,000
05/31/91        10,207               10,335            10,279
11/30/91        10,932               11,173            11,016
05/31/92        11,382               11,651            11,469
11/30/92        11,838               12,128            11,911
05/31/93        12,594               12,765            12,531
11/30/93        12,731               12,969            12,772
05/31/94        12,677               12,721            12,464
11/30/94        12,778               12,750            12,419
05/31/95        14,013               14,193            13,756
11/30/95        14,818               14,898            14,421
05/31/96        14,524               14,953            14,351
11/30/96        15,575               16,007            15,318
05/31/97        15,865               16,375            15,558
11/30/97        16,759               17,292            16,422
05/31/98        17,554               17,958            17,052
11/30/98        18,296               18,584            17,606
05/31/99        18,105               18,837            17,710
11/30/99        17,801               19,052            17,853
05/31/00        18,153               19,445            18,128

DATA SINCE INCEPTION ON 2/01/91 THROUGH 5/31/00.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA GNMA TRUST TO THE BROAD-BASED UNMANAGED INDEX OF THE LEHMAN BROTHERS, INC. GNMA 30-YEAR INDEX AND AN UNMANAGED INDEX OF FUNDS SIMILAR TO THE TRUST AS REPRESENTED BY THE LIPPER GNMA FUNDS AVERAGE. LIPPER ANALYTICAL SERVICES, INC. IS AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.










MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER, DONNA J. BAGGERLY, CFA, APPEARS HERE]

BOND MARKET OVERVIEW

During this reporting period, the economy entered its 10th year of economic expansion, increasing fears of inflation. In order to slow the economy, the Federal Reserve (the Fed) raised interest rates six times since June 1999. The Fed originally instituted a strategy of gradual 0.25% increases. After five increases of 0.25% and still no signs of a slowing economy, the Fed was more aggressive and increased interest rates 0.50% in May. It is expected that the Fed will continue to raise interest rates until there are signs of an economic slowdown. As of May 31, 2000, it appears that there are finally some early economic signs of a slowing economy. Slowing of the current strong economic growth would be good news for the bond market, because it would signal that the tightening cycle might be near its end. This gives us reason to be cautiously optimistic about the course of interest rates.


              GNMA PASS-THROUGH AND U.S. TREASURY NOTE YIELDS

A graph is shown comparing the GNMA 7.5% 30-Year Pass-through Certificate to the 10-Year U.S. Treasury Note for the period 5/31/99 to 5/31/00. The vertical axis shows the yield and the horizontal axis shows the time period. The data points from the graph are as follows:


              GNMA 7.5% 30-Year                     10-Year
           Pass-through Certificate            U.S. Treasury Note
           ------------------------            ------------------
05/31/99             7.20%                            5.62%
06/30/99             7.34%                            5.78%
07/30/99             7.60%                            5.90%
08/31/99             7.71%                            5.97%
09/30/99             7.50%                            5.88%
10/29/99             7.53%                            6.02%
11/30/99             7.62%                            6.19%
12/31/99             7.75%                            6.44%
01/31/00             8.00%                            6.67%
02/29/00             7.90%                            6.41%
03/31/00             7.70%                            6.00%
04/28/00             7.85%                            6.21%
05/31/00             7.86%                            6.27%


The above graph shows yields for the last 12 months. Please note that the top line is the yield of the 7.5% 30-Year GNMA pass-through certificate. The bottom line in the graph represents the yield of the 10-year U.S. Treasury note, which is the industry standard against which most mortgage securities are measured.

By looking at the graph on the previous page, it does not appear that rates have risen much during the fiscal year given the six Fed increases. That may be true for Treasuries on the longer end of the yield curve (10-year through 30-year maturities), but as illustrated in the chart below, Treasuries on the short end of the yield curve (two-year through five-year maturities) have a higher yield.

The Treasury yield curve moved from an upward sloping curve, where interest rates on the short end of the curve are lower than interest rates on the long end of the curve, to an inverted curve, where short-term interest rates are higher than long-term interest rates. Interest rates on the short end of the curve (less than five years) rose approximately 1% to 1.25%, whereas interest rates on the longer end of the curve (longer than five years) rose approximately 0.20% to 0.65%. The short end of the curve rose because of the six Fed interest rate increases. The long end of the curve fell because the U.S. Treasury began buying long-term Treasury bonds with the funds from its budget surplus. Given the laws of supply and demand, a smaller supply of long-term Treasury bonds caused the price of these bonds to go up and therefore the yield of these bonds to fall. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. Because most mortgage securities are priced off the 10-year Treasury note, the price increases on the longer end of the curve positively impacted the performance of your Fund and mortgage securities in general. The curve is expected to stay inverted until the economy greatly slows.


                      YIELD CURVE FOR U.S. TREASURIES

A graph is shown here illustrating the yield curve for U.S. Treasuries for the one year period ending 5/31/99, and for the one year period ending 5/31/00. The vertical axis shows the yield expressed in percentage points and the horizontal axis shows the maturity of U.S. Treasuries, expressed in increments of three months to thirty years. The data points from the graph are as follows:


Historical      Yield Curve    Yield Curve
                 5/31/1999      5/31/2000
----------      -----------      ---------
3 Mo              4.62%           5.61%
6 Mo              4.83%           6.33%
1 Year            4.96%           6.16%
2 Year            5.40%           6.67%
5 Year            5.58%           6.52%
10 Year           5.62%           6.27%
30 Year           5.82%           6.01%



NEW PORTFOLIO MANAGER

On November 1, 1999, Donna Baggerly assumed management of the USAA GNMA Trust. Donna was a senior analyst at USAA Investment Management Company for four years and has a total of 12 years of investment management experience. Her predecessor in managing your Fund, Ken Willmann, moved into senior management of USAA Investment Management Company.

THE USAA GNMA TRUST PORTFOLIO

For a number of years, the USAA GNMA Trust was positioned to perform well in a falling interest rate environment. The Fund invested in prepayment-protected construction and project loans that have a longer expected life than most mortgage securities. This resulted in a portfolio duration relatively longer than the average mortgage fund. (Duration measures the price sensitivity of a portfolio to changes in interest rates.) A longer-duration portfolio performs well in a falling interest rate environment but underperforms in a rising interest rate environment. Therefore, although the Fund generated more current income than the Lipper GNMA average, it underperformed its peers on a total return basis as interest rates rose in 1999.

Since November 1, 1999, a number of steps have been taken to shorten the duration and reduce the volatility of your Fund. To reduce the duration of the Fund, 5.5% fixed-rate single-family mortgages were sold, and the percentage of construction and project loans was reduced. The proceeds from these sales were reinvested in shorter-duration, higher-coupon, fixed-rate, single-family mortgages.

The graphs on pages 7 and 8 show the Fund's fixed-rate single-family mortgage composition by coupon, and mortgage composition by mortgage type.



     FIXED-RATE SINGLE-FAMILY MORTGAGE POOL COMPOSITION BY COUPON RATE

A bar graph is shown here illustrating the Fixed-Rate Single-Family Mortgage Pool Composition by Coupon Rate as of 5/31/00. The vertical axis shows the coupon rate, and the horizontal axis shows the category percentage.

The values are:

Coupon Rate     6.75    7.0     7.5    8.0    8.5    9.0

Category %      2.4    23.2    22.6   43.3    7.7    0.8


The graph also shows the average coupon rate to be 7.67%.



                         ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of May 31, 2000 of the USAA GNMA Trust to be:

Fixed-Rate Single-Family Mortgages - 59.1%; and Construction & Project Loans - 38.4%.

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY OR MAY NOT EQUAL 100%.


With 10-year Treasury rates falling in the second half of the fiscal year (February through mid-April), the performance of the Fund has improved as discussed below. As more economic news unfolds, your Fund may continue to be repositioned if it appears warranted. We will continue to manage the USAA GNMA Trust with the objective of returning a high level of current income consistent with the preservation of principal.

THE GNMA TRUST PERFORMANCE

While past performance is no guarantee of future results, from May 31, 1999, to May 31, 2000, your Fund paid a dividend distribution yield of 6.82% versus an average dividend distribution yield of 6.08% for the Lipper GNMA Funds Average. During the 12-month period, the Trust's share price fell 63(cent) to $9.37. Over this period, your Fund provided a total return of 0.21%, below the Lipper GNMA Funds Average total return of 2.04% for the same time period. For the second half of the fiscal year, the performance of your Fund has improved. Your Fund provided a total return of 1.93%, above the Lipper GNMA Funds Average total return of 1.43% for the same time period.

THE 12-MONTH DIVIDEND YIELD IS COMPUTED BY DIVIDING INCOME DIVIDENDS PAID DURING THE 12 MONTHS BY THE LATEST MONTH-END NET ASSET VALUE ADJUSTED FOR CAPITAL GAIN DISTRIBUTIONS.

REFER TO THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE DEFINITION.

SEE PAGE 11 FOR A COMPLETE LISTING OF THE PORTFOLIO OF INVESTMENTS.










DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.

                     Ordinary income *              $  .64
                                                    ======

* INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.










INDEPENDENT AUDITORS' REPORT


KPMG


The Shareholders and Board of Trustees

USAA GNMA TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA GNMA Trust, a series of the USAA Investment Trust, as of May 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA GNMA Trust as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                KPMG LLP



San Antonio, Texas
July 7, 2000









USAA GNMA TRUST
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

MAY 31, 2000




  PRINCIPAL                                                             MARKET
   AMOUNT                      SECURITY                                  VALUE
--------------------------------------------------------------------------------

                     U.S. GOVERNMENT & AGENCY ISSUES (97.5%)

            GOVERNMENT NATIONAL MORTGAGE ASSN. I, SINGLE-FAMILY (58.7%)
 $  6,201   6.75%, 5/15/2028                                            $  5,862
   58,830   7.00%, 4/15/2027 - 6/15/2029                                  56,513
   56,057   7.50%, 2/15/2028 - 10/15/2029 (b)                             55,116
  104,936   8.00%, 1/15/2022 - 12/15/2029 (b)                            105,263
   18,446   8.50%, 6/15/2021 - 1/15/2030                                  18,813
    1,853   9.00%, 7/15/2021                                               1,916
--------------------------------------------------------------------------------
                                                                         243,483
--------------------------------------------------------------------------------

            GOVERNMENT NATIONAL MORTGAGE ASSN. II, SINGLE-FAMILY (0.4%)
    1,733   8.00%, 12/20/2022                                              1,733
--------------------------------------------------------------------------------

            GOVERNMENT NATIONAL MORTGAGE ASSN. I, CONSTRUCTION LOAN (37.6%)
    5,880   6.35%, 3/15/2001 (a)                                           5,168
    9,231   6.38%, 7/15/2001 (a)                                           8,113
    3,990   6.40%, 10/15/2000 (a)                                          3,519
   30,422   6.50%, 3/15/2001 - 5/15/2001 (a)                              27,020
   49,300   6.63%, 4/15/2002 (a)                                          43,946
    7,028   7.05%, 1/15/2001 (a)                                           6,510
   64,088   7.50%, 7/15/2006 (a)                                          61,394
--------------------------------------------------------------------------------
                                                                         155,670
--------------------------------------------------------------------------------

            GOVERNMENT NATIONAL MORTGAGE ASSN. I, PROJECT LOAN (0.8%)
    3,599   6.40%, 11/15/2039                                              3,180
--------------------------------------------------------------------------------
            Total U.S. Government & Agency Issues (cost: $423,096)       404,066
--------------------------------------------------------------------------------

                          REPURCHASE AGREEMENTS (13.6%)
   56,487   Deutsche Bank Securities, 6.34%, acquired on 5/31/00
              and due 6/01/00 at $56,497 (collateralized by a $57,190
              U.S. Treasury note, 6.375%, due 3/31/01; market value
              of $57,645) (cost: $56,487)                                 56,487
--------------------------------------------------------------------------------
            Total Investments (cost: $479,583)                          $460,553
================================================================================










USAA GNMA TRUST
NOTES TO PORTFOLIO OF INVESTMENTS

MAY 31, 2000



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements. The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES

(a) At May 31, 2000, the cost of securities purchased on a delayed-delivery basis was $48,873,000. The majority of these are GNMA construction loans which are drawn against monthly during the construction period. Once the construction is completed, the security converts to a project loan.

(b) At May 31, 2000, portions of these securities were segregated to cover delayed-delivery purchases.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GNMA TRUST
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

MAY 31, 2000


ASSETS
   Investments in securities, at market value (identified cost of $423,096)        $404,066
   Repurchase agreements                                                             56,487
   Cash                                                                                  15
   Receivables:
      Capital shares sold                                                                15
      Interest                                                                        2,580
      Securities sold                                                                 1,167
                                                                                   --------
         Total assets                                                               464,330
                                                                                   --------

LIABILITIES
   Securities purchased                                                              48,873
   Capital shares redeemed                                                              222
   USAA Investment Management Company                                                    43
   USAA Transfer Agency Company                                                          35
   Accounts payable and accrued expenses                                                 39
   Dividends on capital shares                                                          683
                                                                                   --------
         Total liabilities                                                           49,895
                                                                                   --------
            Net assets applicable to capital shares outstanding                    $414,435
                                                                                   ========

REPRESENTED BY:
   Paid-in capital                                                                 $459,952
   Accumulated net realized loss on investments                                     (26,487)
   Net unrealized depreciation of investments                                       (19,030)
                                                                                   --------
            Net assets applicable to capital shares outstanding                    $414,435
                                                                                   ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                   44,217
                                                                                   ========
   Net asset value, redemption price, and offering price per share                 $   9.37
                                                                                   ========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA GNMA TRUST
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED MAY 31, 2000



Net investment income:
   Interest income                                            $ 32,174
                                                              --------
   Expenses:
      Management fees                                              567
      Transfer agent's fees                                        567
      Custodian's fees                                              96
      Postage                                                       97
      Shareholder reporting fees                                    33
      Trustees' fees                                                 3
      Registration fees                                             21
      Professional fees                                             36
      Other                                                         11
                                                              --------
         Total expenses                                          1,431
                                                              --------
            Net investment income                               30,743
                                                              --------
Net realized and unrealized loss on investments:
   Net realized loss                                           (17,210)
   Change in net unrealized appreciation/depreciation          (14,077)
                                                              --------
            Net realized and unrealized loss                   (31,287)
                                                              --------
Decrease in net assets resulting from operations              $   (544)
                                                              ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA GNMA TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED MAY 31,


                                                            2000         1999
                                                          ----------------------
From operations:
   Net investment income                                  $ 30,743     $ 27,716
   Net realized (loss) gain on investments                 (17,210)       2,274
   Change in net unrealized appreciation/depreciation
      of investments                                       (14,077)     (18,135)
                                                          ----------------------
      (Decrease) increase in net assets
         resulting from operations                            (544)      11,855
                                                          ----------------------
Distributions to shareholders from:
   Net investment income                                   (30,743)     (27,716)
                                                          ----------------------
From capital share transactions:
   Proceeds from shares sold                                78,382      212,281
   Reinvested dividends                                     22,538       20,534
   Cost of shares redeemed                                (155,662)     (94,018)
                                                          ----------------------
      (Decrease) increase in net assets from
         capital share transactions                        (54,742)     138,797
                                                          ----------------------
Net (decrease) increase in net assets                      (86,029)     122,936
Net assets:
   Beginning of period                                     500,464      377,528
                                                          ----------------------
   End of period                                          $414,435     $500,464
                                                          ======================
Change in shares outstanding:
   Shares sold                                               8,204       20,571
   Shares issued for dividends reinvested                    2,374        1,992
   Shares redeemed                                         (16,389)      (9,126)
                                                          ----------------------
      (Decrease) increase in shares outstanding             (5,811)      13,437
                                                          ======================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GNMA TRUST
NOTES TO FINANCIAL STATEMENTS

MAY 31, 2000




(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA GNMA Trust (the Fund). The Fund's investment objective is to provide a high level of current income consistent with preservation of principal. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets in securities backed by the full faith and credit of the U.S. government.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices, or the last sale price, to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, type, indications as to values from dealers in securities, and general market conditions.

2. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

3. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 2000.

(3) DISTRIBUTIONS

Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. Net investment income is accrued daily as dividends and distributed to shareholders monthly. At May 31, 2000, the Fund had capital loss carryovers for federal income tax purposes of approximately $26,456,000 which, if not offset by subsequent capital gains, will expire between 2003 - 2009. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2000, were $381,108,000 and $443,782,000, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 2000, were $78,000 and $19,109,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .125% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                                            YEAR ENDED MAY 31,
                          ------------------------------------------------------
                             2000      1999       1998       1997        1996
                          ------------------------------------------------------
Net asset value
  at beginning of period  $  10.00   $  10.32   $   9.95   $   9.76    $  10.09
Net investment income          .64        .65        .66        .69         .70
Net realized and
  unrealized gain (loss)      (.63)      (.32)       .37        .19        (.33)
Distributions from net
  investment income           (.64)      (.65)      (.66)      (.69)       (.70)
                          ------------------------------------------------------
Net asset value at
  end of period           $   9.37   $  10.00   $  10.32   $   9.95    $   9.76
                          ======================================================
Total  return (%) *            .21       3.15      10.65       9.23        3.65
Net assets at end
  of period (000)         $414,435   $500,464   $377,528   $308,798    $301,589
Ratio of expenses to
  average net assets (%)       .32        .31        .30        .30         .32
Ratio of net investment
  income to average net
  assets (%)                  6.77       6.24       6.48       6.93        6.90
Portfolio turnover (%)       80.06      64.93      60.85      77.82      127.77

* Assumes reinvestment of all dividend income distributions during the period.






TRUSTEES
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

INTERNET ACCESS
USAA.COM(Service Mark)

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777